STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated May 1, 2015
To Prospectus and Statement of Additional Information dated September 2, 2014

Effective April 1, 2015, the Funds’ transfer agent, Citi Fund Services, Inc. (“Citi”) sold its transfer agency business to SunGard Investor Services LLC (“SunGard”). As of that date, the transfer agent, anti-money laundering and blue sky services previously provided to the Funds by Citi are being provided by SunGard pursuant to an agreement approved by the Funds’ Board of Directors at its meeting held March 3, 2015.  There is no change in the fees paid by the Funds for these services.  The transfer agent’s physical location and personnel assigned to the Funds have not been changed.

The Funds’ fund accounting, financial administration and certain other services are still performed by Citi Global Transaction Services., as stated in the Funds’ SAI.